                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): August 24, 1998.


                    Pepsi-Cola Puerto Rico Bottling Company
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-13914                ###-##-####
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(State or other Jurisdiction       (Commission File         (I.R.S. Employer
     of incorporation)                  Number)             Identification No.)


                              Carretera 865 Km. 0.4
                              Bo. Candelaria Arenas
                          Toa Baja, Puerto Rico 00949
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                    (Address of principal executive offices)


Registrant's telephone no., including area code:  (787) 251-2000

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 4.  Changes in Registrant's Certifying Accountant.

     On August 24, 1998, Pepsi-Cola Puerto Rico Bottling Company (the "Company") engaged Arthur Andersen LLP ("Arthur Andersen") as its principal independent accountants to audit its financial statements. On the same date, the Company informed KPMG Peat Marwick LLP ("KPMG") that KPMG would no longer serve as the Company's independent auditor. The replacement of KPMG by Arthur Andersen was approved by the Company's Board of Directors on August 5, 1998.

     KPMG's reports on the Company's financial statements for the past two fiscal years have not contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements, during or subsequent to the Company's past two fiscal years to August 24, 1998, between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report.


ITEM 7.  Financial Statements and Exhibits

         (a)      Exhibits.

         The following exhibit is filed with this report.


         Exhibit Number      Description
         --------------      -----------

                 16          Letter from KPMG Peat Marwick LLP



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: August 28, 1998

                                    Pepsi-Cola Puerto Rico Bottling Company



                                    By: /s/ John F. Bierbaum
                                        ------------------------------
                                        John F. Bierbaum
                                        Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit Number      Description
         --------------      -----------

                 16          Letter from KPMG Peat Marwick LLP






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